UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS
(Exact name of registrant as specified in charter)

7855 Ivanhoe Avenue, #210, La Jolla, CA	92037
(Address of principal executive offices)	(Zip code)

Arthur Q. Johnson
Mundoval Funds
7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

Mundoval Fund

SEMI-ANNUAL REPORT
June 30, 2018

Mundoval Fund Semi-Annual Report June 30, 2018

Fellow Shareholders,

For the six months ended June 30, 2018, the Mundoval Fund (the “Fund”) returned 2.21% versus 0.43% for the MSCI World Index. Since the Fund’s inception date of September 3, 2004, the annualized rate of return for the Mundoval Fund is 6.76% versus 7.31% for the MSCI World Index. Net assets under management in the Fund as of June 30, 2018 were $22.62 million. During the six month period ended June 30, 2018 shares of tire manufacturer, Michelin Compagnie, and entertainment company, Viacom, were sold. New purchases during the same period included Japanese telecom and cable business, KDDI Corporation, and British Household Products manufacturer, Reckitt Benckiser.

Positive factors impacting performance for the Fund during the six month period ended June 30, 2018 included shares of Nike and Twenty-First Century Fox, Mastercard, TJX Companies and Valero Energy. Negative factors impacting performance during the same period included shares of Banco do Brasil, Inpex Corporation and BNP Paribas. As of June 30, 2018, the Mundoval Fund owned shares of common stock in 35 companies, of which 62.20% were domestic stocks, 36.85% international stocks and 0.95% cash equivalents.

The yield on the benchmark 10 year U.S. Treasury note rose for a fourth consecutive quarter, briefly peaking above 3% until concerns about trade tariffs and slower global growth led investors to invest in the safety of US government bonds. The Federal Reserve is on pace to raise interest rates four times in 2018 and investors seem to be maintaining a cautious outlook as they adjust to the increases in the long term cost of capital.

The real standout in the capital markets through the first half of 2018 has been the technology sector. Shares of companies like Alphabet, Mastercard and Apple have been the primary drivers of investment performance in the S&P 500 Index year to date. The price of crude oil has increased by more than 20% since the beginning of the year and has positively impacted the share prices of many energy sector stocks.

The Mundoval Fund benefited during the first half of the fiscal year from its holding in shares of Twenty-First Century Fox, which was being pursued as an acquisition candidate by both Walt Disney Company and Comcast Corporation. The Murdoch family, which has a controlling interest in shares of Twenty-First Century Fox has expressed their preference to be acquired by Disney by stating in a recent news release that the Disney proposal, $70 billion in cash & stock, is superior to that offered by Comcast.

Thank you for your business and continued support.

Arthur Q. Johnson, CFA
Portfolio Manager

2018 Semi-Annual Report 1

Mundoval Fund

PERFORMANCE INFORMATION (Unaudited)

AVERAGE ANNUALIZED RATE OF RETURN (%) FOR PERIODS ENDED JUNE 30, 2018.

June 30, 2018 NAV $18.02

	1 Year(A)	3 Years(A)	5 Years(A)	7 Years(A)	10 Years(A)
Mundoval Fund	12.69%	6.30%	7.77%	7.91%	6.01%
MSCI World Index(B)	11.09%	8.47%	9.93%	8.84%	6.26%

(A) 1 Year, 3 Years, 5 Years, 7 Years and 10 Years returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Mundoval Fund was September 3, 2004.

(B) The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in twenty-three countries in Europe, Australia, Asia, the Far East and North America.

The Fund’s Total Annual Operating Expense Ratio per the May 1, 2018 prospectus is 1.54% . The Total Annual Operating Expense Ratio may not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights only include the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-2877.

2018 Semi-Annual Report 2

Expense Example (Unaudited)

Shareholders of the Fund incur ongoing expenses consisting solely of management fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on January 1, 2018 and held through June 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2018
	January 1, 2018	June 30, 2018	to June 30, 2018

Actual	$1,000.00	$1,022.12	$7.52

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2018).

2018 Semi-Annual Report 3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Mundoval Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling our toll free number (1-800-595-2877) or by visiting the Fund’s website at www.mundoval.com. This information is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number (1-800-595-2877). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

                                                                   Mundoval Fund
                                            by Industry Sectors (as a percentage of Net Assets)
                                                                   as of June 30, 2018
                                                                          (Unaudited)

                       *Net Cash represents cash equivalents and liabilities in excess of other assets.

2018 Semi-Annual Report 4

Mundoval Fund
		Schedule of Investments
		June 30, 2018 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Aircraft Engines & Engine Parts
4,000	United Technologies Corporation	$500,120	2.21%
Auto Components
21,000	Bridgestone Corporation **	409,815	1.81%
Beverages
6,000	Diageo PLC **	864,060
12,000	LVMH Moët Hennessy Louis Vuitton **	795,600
		1,659,660	7.34%
Biological Products, (No Diagnostic Substances)
6,000	Gilead Sciences, Inc.	425,040	1.88%
Cable & Other Pay Television Services
18,000	Discovery Communications, Inc. Class A *	495,000
5,000	Twenty-First Century Fox, Inc. Class A	248,450
5,000	The Walt Disney Company	524,050
		1,267,500	5.60%
Diversified Banking Institutions
52,000	Banco do Brasil S.A. **	377,000
25,000	BNP Paribas **	769,000
		1,146,000	5.07%
Diversified Telecommunication Services
8,000	KDDI Corporation * **	108,960	0.48%
Electronic Computers
8,000	Apple Inc.	1,480,880	6.55%
Fire, Marine & Casualty Insurance
11,000	American International Group, Inc.	583,220	2.58%
Food and Kindred Products
6,000	Nestlé S.A. **	464,580	2.05%
Hazardous Waste Management
6,000	Stericycle, Inc. *	391,740	1.73%
Malt Beverages
5,000	Anheuser-Busch InBev SA/NV **	503,800	2.23%
National Commercial Banks
30,000	Bank of America Corporation	845,700
12,000	Citigroup, Inc.	803,040
		1,648,740	7.29%
Oil, Gas & Consumable Fuel
50,000	Inpex Corporation * **	520,250	2.30%
Perfumes, Cosmetics & Other Toilet Preparations
5,000	The Estée Lauder Companies Inc. Class A	713,450	3.15%
Petroleum Refining
5,000	Valero Energy Corporation	554,150	2.45%
Pharmaceutical Preparations
2,500	Allergan plc (Ireland)	416,800
12,000	Novo Nordisk A/S **	553,440
18,000	Roche Holding Ltd. **	497,340
		1,467,580	6.49%
Retail - Drug Stores and Proprietary Stores
5,000	Express Scripts Holding Company *	386,050	1.71%
Retail - Family Clothing Stores
6,000	The TJX Companies, Inc.	571,080	2.52%

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2018 Semi-Annual Report 5

Mundoval Fund
		Schedule of Investments
		June 30, 2018 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Rubber & Plastics Footwear
8,000	NIKE, Inc.	$637,440	2.82%
Security & Commodity Brokers, Dealers, Exchanges & Services
6,500	T. Rowe Price Group, Inc.	754,585	3.34%
Services - Business Services, NEC
11,000	MasterCard Incorporated Class A	2,161,720	9.56%
Services - Computer Programming, Data Processing, Etc.
700	Alphabet Inc. Class A *	790,433
701	Alphabet Inc. Class C *	782,071
4,000	Baidu, Inc. * **	972,000
		2,544,504	11.25%
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
8,000	Reckitt Benckiser Group PLC **	132,120
10,000	Unilever PLC **	552,800
		684,920	3.03%
Sugar & Confectionery Products
4,500	The Hershey Company	418,770	1.85%
Television Broadcasting Stations
21,000	Grupo Televisa, S.A.B. **	397,950	1.76%
Total for Common Stocks (Cost - $13,703,601)		$22,402,504	99.05%

Money Market Funds
231,244	First American Treasury Obligations Fund Cl Y 1.48% ***	231,244	1.02%
	(Cost - $231,244)
	Total Investment Securities	22,633,748	100.07%
	(Cost - $13,934,845)
	Liabilities in Excess of Other Assets	(16,684)	-0.07%
	Net Assets	$22,617,064	100.00%

SUMMARY OF COMMON STOCKS BY COUNTRY
		% of Common
	Fair Value	Stocks
Brazil	$377,000	1.68%
Belgium	503,800	2.25%
China	972,000	4.34%
Denmark	553,440	2.47%
France	1,564,600	6.98%
Ireland	416,800	1.86%
Japan	1,039,025	4.64%
Mexico	397,950	1.78%
Switzerland	961,920	4.29%
United Kingdom	1,548,980	6.91%
United States	14,066,989	62.80%
	$22,402,504	100.00%

* Non-Income Producing Securities.
** ADR - American Depositary Receipt.
*** The yield shown represents the 7-day yield at June 30, 2018

The accompanying notes are an integral part of these
financial statements.

2018 Semi-Annual Report 6

Mundoval Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2018

Assets:
Investment Securities at Fair Value	$22,633,748
(Cost - $13,934,845)
Dividends Receivable	12,065
Total Assets	22,645,813
Liabilities:
Payable to Adviser	28,149
Payable for Shareholder Redemptions	600
Total Liabilities	28,749
Net Assets	$22,617,064

Net Assets Consist of:
Capital Paid In	$14,187,799
Accumulated Undistributed Net Investment Income	96,185
Accumulated Realized Loss on Investments - Net	(365,823)
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	8,698,903
Net Assets, for 1,255,438 Shares Outstanding	$22,617,064
(Without par value, unlimited shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($22,617,064/1,255,438 shares)	$18.02

Statement of Operations (Unaudited)
For the six month period ended June 30, 2018

Investment Income:
Dividends (Net of foreign withholding taxes of $25,259)*	$235,712
Total Investment Income	235,712
Expenses:
Management Fees	176,238
Total Expenses	176,238
Less: Expenses Waived	(28)
Net Expenses	176,210

Net Investment Income	59,502

Realized and Unrealized Gain on Investments:
Net Realized Loss on Investments	(26,264)
Change in Net Unrealized Appreciation on Investments	492,953
Net Realized and Unrealized Gain on Investments	466,689

Net Increase in Net Assets from Operations	$526,191

* Foreign withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

The accompanying notes are an integral part of these financial statements.

2018 Semi-Annual Report 7

Mundoval Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2018	1/1/2017
	to	to
	6/30/2018	12/31/2017
From Operations:
Net Investment Income	$59,502	$48,624
Net Realized Gain/(Loss) on Investments	(26,264)	137,448
Change in Net Unrealized Appreciation on Investments	492,953	3,660,181
Increase in Net Assets from Operations	526,191	3,846,253
From Distributions to Shareholders:
Net Investment Income	-	(44,656)
Net Realized Gain from Investment Transactions	-	-
Change in Net Assets from Distributions	-	(44,656)
From Capital Share Transactions:
Proceeds From Sale of Shares	111,384	948,844
Shares Issued on Reinvestment of Dividends	-	44,656
Cost of Shares Redeemed	(1,935,187)	(1,138,637)
Net Decrease from Shareholder Activity	(1,823,803)	(145,137)

Net Increase in Net Assets	(1,297,612)	3,656,460

Net Assets at Beginning of Period	23,914,676	20,258,216
Net Assets at End of Period
(Including Accumulated Undistributed Net Investment	$22,617,064	$23,914,676
Income of $96,185 and $36,683, respectively)

Share Transactions:
Issued	6,266	60,424
Reinvested	-	2,517
Redeemed	(107,305)	(69,539)
Net Decrease in Shares	(101,039)	(6,598)
Shares Outstanding Beginning of Period	1,356,477	1,363,075
Shares Outstanding End of Period	1,255,438	1,356,477

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	1/1/2018		1/1/2017	1/1/2016	1/1/2015	1/1/2014	1/1/2013
	to		to	to	to	to	to
	6/30/2018		12/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net Asset Value -
Beginning of Period	$17.63		$14.86	$13.33	$15.28	$16.73	$13.03
Net Investment Income (a)	0.05		0.04	0.07	0.07	0.09	0.07
Net Gain/(Loss) on Investments
(Realized and Unrealized)	0.34		2.76	1.53	(1.59)	(0.54)	3.76
Total from Investment Operations	0.39		2.80	1.60	(1.52)	(0.45)	3.83

Distributions (From Net Investment Income)	-		(0.03)	(0.07)	(0.06)	(0.07)	(0.07)
Distributions (From Realized Capital Gains)	-		-	-	(0.37)	(0.93)	(0.06)
Total Distributions	-		(0.03)	(0.07)	(0.43)	(1.00)	(0.13)

Net Asset Value -
End of Period	$18.02		$17.63	$14.86	$13.33	$15.28	$16.73
Total Return (b)	2.21%	*	18.86%	12.03%	(10.01)%	(2.78)%	29.39%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$22,617		$23,915	$20,258	$18,752	$20,945	$20,431
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	1.50%	1.50%
After Reimbursement (c)
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to
Average Net Assets	0.51%	**	0.22%	0.51%	0.44%	0.52%	0.49%
Portfolio Turnover Rate	2.71%	*	21.69%	31.49%	11.27%	29.97%	32.54%

* Not Annualized.                                    ** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
(c) Effective May 1, 2017, the Adviser has agreed to waive a portion of its management fee. (Note 4)

The accompanying notes are an integral part of these financial statements.

2018 Semi-Annual Report 8

NOTES TO FINANCIAL STATEMENTS
MUNDOVAL FUND
June 30, 2018
(Unaudited)

1.) ORGANIZATION
The Mundoval Fund (the “Fund”) is a diversified series of the Mundoval Funds (the “Trust”), an open-end management investment company. The Trust was organized in Ohio as a business trust on March 24, 2004 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on September 3, 2004. The Fund’s investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2018, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of

2018 Semi-Annual Report 9

Notes to Financial Statements (Unaudited) - continued

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a

2018 Semi-Annual Report 10

Notes to Financial Statements (Unaudited) - continued

general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2018:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 22,402,504	$0	$0	$ 22,402,504
Money Market Funds	231,244	0	0	231,244
Total	$ 22,633,748	$0	$0	$ 22,633,748

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended June 30, 2018. There were no transfers into or out of the levels during the six month period ended June 30, 2018. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2018.

4.) INVESTMENT ADVISORY AGREEMENT
The Trust, on behalf of the Fund has entered into an investment advisory agreement (the “Management Agreement”) with Mundoval Capital Management, Inc. (the “Adviser”). Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee payable monthly from the Fund of 1.50% of the average daily net assets of the Fund. The Adviser has agreed to waive, without recoupment, a portion of its management fee (the “Fee Waiver”) so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund’s average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund’s average daily net assets greater than $75 million. The Fee Waiver will automatically terminate on April 30, 2019 unless it is renewed by the Adviser. The Adviser may not terminate the Fee Waiver before April 30, 2019. For the six month period ended June 30, 2018, the Adviser earned management fees totaling $176,238, of which $28,149 was payable to the Adviser as of June 30, 2018. For the six month period ended June 30, 2018, the Adviser waived fees and/or reimbursed expenses in the amount of $28 with no recapture provision.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Trust. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

5.) RELATED PARTY TRANSACTIONS
The Trustees who are not interested persons of the Fund were paid $0 each, for a total of $0, in Trustees fees by the Adviser for the six month period ended June 30, 2018. Under the Management Agreement, the Adviser pays these fees.

6.) INVESTMENTS
For the six month period ended June 30, 2018, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $612,075 and $825,180, respectively. There were no purchases or sales of U.S. Government obligations.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2018, Arthur Q. Johnson and immediate family members, located at

2018 Semi-Annual Report 11

Notes to Financial Statements (Unaudited) - continued

7855 Ivanhoe Ave., Suite 210, La Jolla, California, beneficially held 59.17% of the Fund, and therefore may be deemed to control the Fund. Mr. Johnson is the President of the Adviser and serves as a Trustee of the Trust.

8.) TAX MATTERS
For federal income tax purposes, the cost of investments owned at June 30, 2018 was $13,934,845. At June 30, 2018, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$9,140,048	($441,145)	$8,698,903

The tax character of distributions paid during the periods shown below were as follows:

Distributions paid from:

	Six Months Ended	Year Ended
	June 30, 2018	December 31, 2017

Ordinary Income	$ 0	$ 44,656
Long-Term Capital Gain	0	0
	$ 0	$ 44,656

9.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2018 Semi-Annual Report 12

ADDITIONAL INFORMATION
June 30, 2018
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On February 14, 2018, the Board of Trustees (the “Trustees” or the “Board”) for the Mundoval Fund (the “Fund”) met to consider the renewal of the Management Agreement (the “Agreement”) between the Trust and the Adviser, on behalf of the Fund. Legal Counsel reviewed the memorandum provided and explained that, in consideration of the continuance of the management agreement, the Board should review as much information as is reasonably necessary to evaluate the terms of the contract and determine whether it is fair to the Fund and its shareholders. Legal Counsel also explained that the Adviser has provided information to the Trustees necessary for evaluation of the continuance of the Agreement.

In reviewing the Agreement, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the investment adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with Mr. Johnson of the Adviser to discuss the terms of the Agreement. The Board reviewed the history of the Adviser, including background and investment management experience, as well as the Fund’s performance for various periods thru December 31, 2017, important factors relating to the Fund’s performance, the Adviser’s investment and research strategy, the Adviser’s strength, and expected expenses and revenue from the Fund.

The Board gave careful consideration to factors deemed relevant to the Trust and the Fund as well as the nature, extent and quality of the services to be provided by the Adviser and the performance of the Fund since commencement of operations. The Trustees analyzed the Adviser’s experience and the capabilities of the portfolio manager. The Trustees reviewed and discussed the Adviser’s Form ADV, internal compliance policies and financial statements. The Trustees also compared the Fund’s management fee and total annual operating expenses with those of comparable funds.

As to the performance of the Fund, the Trustees reviewed the materials from the Adviser, which included information regarding the Fund’s performance compared to a peer group of similar funds and the world stock category average. The Trustees reviewed materials showing specific returns comparing the Fund to its peer group, its benchmark index, and category average for the 1-year, 5-year and 10-year periods ended December 31, 2017. The Trustees noted that (i) for the 1-year period ended December 31, 2017, the Fund underperformed the peer group, world stock category and the MSCI World Index; (ii) for the 3-year annualized period ended December 31, 2017, the Fund underperformed compared to the peer group, the world stock category and the MSCI World Index; (iii) for the 5-year annualized period ended December 31, 2017, the Fund underperformed the peer group, world stock category and the MSCI World Index; (iv) for the 10-year annualized period ended December 31, 2017, the Fund outperformed the peer group, and underperformed the world stock category and the MSCI World Index; and (v) the Fund trailed the Index’s performance since inception. Additionally, although the Fund had generally underperformed for the reported periods, its long-term performance was relatively comparative overall. The Trustees noted that for each period reported the Fund’s performance was within the range of its peer group and the world stock category funds performances. The Trustees understood the sources of the outperformance and underperformance over various periods and were satisfied with the Adviser’s management of the Fund. The Trustees then reviewed the performance of other accounts managed by the Adviser with a comparable mandate.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser’s experience and capabilities. Mr. Johnson summarized the information provided to the Board. The Trustees discussed the Adviser’s financial condition, the portfolio manager’s background and investment management experience. The Board noted that there were no changes in the personnel managing the Fund or in the business or organization of the Adviser. The representatives of the Adviser reviewed and discussed the Adviser’s ADV and the 17j-1 certifications with the Board. Mr. Johnson also discussed the Adviser’s financial stability. After reviewing the forego-

2018 Semi-Annual Report 13

Additional Information (Unaudited) - continued

ing and further information from the Adviser, the Board concluded that the quality, extent, and nature of the services being provided by the Adviser were satisfactory and adequate and believes that the Adviser has the resources to meet its obligations under the Agreement. They noted that both portfolio management and CCO services were acceptable.

As to the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, it was noted that the Adviser is paying substantially all operating expenses of the Fund. Additionally, the Trustees considered that the Adviser provides the Fund with officers, including the CCO, marketing support and office space. Mr. Johnson reviewed a summary of the Adviser’s profitability resulting from the services provided to the Fund for the period since the last renewal. The analysis showed the net profits from portfolio advisory services as well as the overall slight profit related to the Fund. The Trustees also compared the Fund’s management fee and total annual operating expenses with those of comparable funds. The Board noted that overall, the Adviser was properly incentivized to provide robust services.

Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from the world stock category and the Fund’s peer group, including a comparison of funds with similar asset ranges. It was noted that while the Adviser’s management fee was the highest in the peer group and at the high end of the world stock category, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund’s expenses out of the management fee. The Board noted that the effective net management fee after payment of direct expenses was acceptable. The Trustees further noted that the Fund is within the range of the world stock category and peer group for annual report net expense ratio and prospectus net expense ratio. Finally, the Trustees reviewed information regarding fees charged by the Adviser for other comparable accounts. The Board reviewed the fees paid to the Adviser for separately managed accounts. It was noted that the fee was less than that charged to the Fund. However, it was noted that the Adviser does not provide the same comprehensive level of services to separate accounts as is provided to the Fund. Furthermore, the Board noted that the effective management fee rate after the Adviser pays expenses for the Fund was acceptable. Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that effective May 1, 2016, the Adviser voluntarily agreed to waive a portion of its management fee so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund’s average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund’s average daily net assets greater than $75 million through April 30, 2018. A representative of the Adviser noted that he anticipates extending the waiver through April 30, 2019. The Trustees concluded that breakpoints were unnecessary because of the expense limitation agreement voluntarily entered into by the Adviser.

Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with that the Adviser was taking appropriate steps to address the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser were consistent with the Board’s expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that the fees in the Agreement were reasonable and that the Adviser profitability was acceptable. The Trustees agreed that economies of scale will benefit shareholders as the Fund grows. Therefore, it was the consensus of the Trustees, including the Independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and its shareholders.

2018 Semi-Annual Report 14

Board of Trustees
Martha G. Dennis, PhD.
Paul J. Dostart
Selwyn Isakow
Arthur Q. Johnson

Investment Adviser
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, N.A.
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Dr., Suite C
El Cajon, CA 92020

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115-1877

This report is provided for the general information of the shareholders of the Mundoval
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: Aug. 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: Aug. 16, 2018

By: /s/Arthur Q. Johnson Arthur Q. Johnson Chief Financial Officer

Date: Aug. 16, 2018